State Street Research
Aurora Fund



Prospectus
February 1, 1997



   The investment objective of State Street Research Aurora Fund (the "Fund") is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of small capitalization companies which are trading at prices believed to be below the true values of such securities. For further information, see "The Fund's Investments."

   State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of November 30, 1996, the Investment Manager had assets of approximately $42.5 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

   Because of the Fund's investment policies, the Fund is subject to above-average risks; it may invest substantial amounts in foreign securities and special situation companies and have a high portfolio turnover rate. The Fund generally is designed for investors who want an aggressive investment and can tolerate volatility and possible losses. An investment in the Fund should be part of a balanced investment program which includes more conservative investments. For further information, see "The Fund's Investments--Other Investments and Risk Considerations." In addition, the Fund may suspend the offering of its shares at any time because of the limited availability of investments which meet the Fund's investment parameters.

   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated February 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.

   The Fund is a diversified series of State Street Research Capital Trust (the "Trust"), an open-end management investment company.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                Page

Table of Expenses                                   2
Financial Highlights                                4
The Fund's Investments                              5
Limiting Investment Risk                            8
Purchase of Shares                                  9
Redemption of Shares                               17
Shareholder Services                               19
The Fund and its Shares                            23
Management of the Fund                             24
Dividends and Distributions; Taxes                 25
Calculation of Performance Data                    25

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject (i) to a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                     Class A      Class B      Class C      Class D
                                                  ------------ ------------ ------------  ------------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
    (as percentage of offering price)                   4.5%       None         None         None
  Maximum Deferred Sales Charge
    (as a percentage of net asset value at time of
    purchase or redemption, whichever is lower)        None(2)        5%        None            1%
  Maximum Sales Charge Imposed on Reinvested
    Dividends
    (as a percentage of offering price)                None        None         None         None
  Redemption Fees (as a percentage of amount
    redeemed, if applicable)                           None        None         None         None
  Exchange Fees                                        None        None         None         None


(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                       Class A   Class B    Class C    Class D
                                                      ---------  ---------  -------------------
Annual Fund Operating Expenses (as a percentage
 of average net assets)
 Management Fees                                         0.85%     0.85%      0.85%      0.85%
 12b-1 Fees                                              0.25%     1.00%      None       1.00%
 Other Expenses                                          2.92%     2.92%      2.92%      2.92%
  Less Voluntary Reduction                              (2.57%)   (2.57%)    (2.57%)    (2.57%)
                                                     ---------  ---------  -------------------
   Total Fund Operating Expenses
    (after voluntary reduction)                          1.45%     2.20%      1.20%      2.20%
                                                     =========  =========  ===================

Example:

                                                                            1 Year    3 Years     5 Years   10 Years
                                                                            ------    -------     -------   --------
You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:
 Class A shares                                                              $59        $89         $121      $211
 Class B shares                                                              $72        $99         $138      $234
 Class C shares                                                              $12        $38         $ 66      $145
 Class D shares                                                              $32        $69         $118      $253
You would pay the following expenses on the same investment, assuming no redemption:
 Class B shares                                                              $22        $69         $118      $234
 Class D shares                                                              $22        $69         $118      $253

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table are based on experience with expenses for the fiscal year ended September 30, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

   The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. The Fund presently expects such assistance to be provided for the next 12 months or until the Fund's net assets reach $100 million, whichever first occurs. However, the Fund has not received any firm commitment that such assistance will in fact be provided.

   For the fiscal year ended September 30, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 3.51%, 4.88%, 4.36% and 4.88%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 2.06%, 2.68%, 3.16% and 2.68%, respectively. The amount of fees or expenses assumed during the fiscal year ended September 30, 1996, differed among classes because of fluctuations during the year in relative levels of assets in each class and in expenses before reimbursement.

Financial Highlights

The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.

                                                    Class A                              Class B
                                      ----------------------------------- ------------------------------------
                                                       February 13, 1995                    February 13, 1995
                                        Year ended       (Commencement       Year ended       (Commencement
                                       September 30,   of Operations) to   September 30,    of Operations) to
                                          1996**      September 30, 1995       1996**      September 30, 1995
 ---------------------------------------------------   ---------------------------------- --------------------
Net asset value, beginning of year        $ 11.13           $ 9.55            $ 11.08            $ 9.55
Net investment income (loss)*               (0.06)            0.07              (0.17)             0.02
Net realized and unrealized gain on
  investments                                4.66             1.51               4.65              1.51
Dividend from net investment income         (0.09)              --              (0.04)               --
Distribution from net realized gains        (0.50)              --              (0.50)               --
                                     ---------------   ---------------------------------- --------------------
Net asset value, end of year              $ 15.14           $11.13            $ 15.02            $11.08
                                     ===============   ================================== ====================
Total return                                43.63%+          16.54%+++          42.52%+           16.02%+++
Net assets at end of year (000s)          $ 1,110           $5,782            $   165            $  116
Ratio of operating expenses to
  average net assets*                        1.45%            1.45%++            2.20%             2.20%++
Ratio of net investment income
  (loss) to average net  assets*            (0.56)%           1.05%++           (1.38)%            0.32%++
Portfolio turnover rate                    124.79%           47.34%            124.79%            47.34%
Average commission rate@                  $ .0174               --            $ .0174                --
*Reflects voluntary assumption of
  fees or expenses per share in
  each year                               $  0.32           $ 0.15            $  0.32            $ 0.15


                                                    Class C                              Class D
                                      ----------------------------------- ------------------------------------
                                                       February 13, 1995                    February 13, 1995
                                        Year ended       (Commencement       Year ended       (Commencement
                                       September 30,   of Operations) to   September 30,    of Operations) to
                                          1996**      September 30, 1995       1996**      September 30, 1995
 ---------------------------------------------------   ---------------------------------- --------------------
Net asset value, beginning of year        $ 11.15           $ 9.55            $ 11.08            $ 9.55
Net investment income (loss)*               (0.06)            0.09              (0.17)             0.02
Net realized and unrealized gain on
  investments                                4.70             1.51               4.65              1.51
Dividend from net investment income         (0.11)              --              (0.04)               --
Distribution from net realized gains        (0.50)              --              (0.50)               --
                                     ---------------   ---------------------------------- --------------------
Net asset value, end of year              $ 15.18           $11.15            $ 15.02            $11.08
                                     ===============   ================================== ====================
Total return                                43.95%+          16.75%+++          42.52%+           16.02%+++
Net assets at end of year (000s)          $ 7,752           $  117            $   165            $  116
Ratio of operating expenses to
  average net assets*                        1.20%            1.20%++            2.20%             2.20%++
Ratio of net investment income
  (loss) to average net  assets*            (0.43)%           1.32%++           (1.38)%            0.32%++
Portfolio turnover rate                    124.79%           47.34%            124.79%            47.34%
Average commission rate@                  $ .0174               --            $ .0174                --
*Reflects voluntary assumption of
  fees or expenses per share in each
  year                                    $  0.32           $ 0.15            $  0.32            $ 0.15

  ++ Annualized.
  ** Per-share figures have been calculated using the average shares method.
   + Total return figures do no reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 +++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
   @ Average commission rate per share paid for security trades for fiscal years beginning on or after October 1, 1995.

The Fund's Investments

The Fund's investment objective is to provide high total return consisting principally of capital appreciation. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.

   In seeking to achieve its investment objective, the Fund invests at least 65% of its total assets under normal circumstances in the equity securities of small capitalization companies which are trading at prices believed by the Investment Manager to be below the true values of such securities. A company's market capitalization is the total market value of its publicly traded equity securities. The Fund currently invests in companies with market capitalizations of up to $1 billion, although this figure may fluctuate over time because of market conditions, inflation, etc. While a company's market capitalization may be small at the time the Fund first invests in the company, the Fund may continue to hold and acquire shares of a company after its market capitalization increases. The definition of a "small capitalization company" may be revised by the Investment Manager from time to time.

   In selecting investments, the Investment Manager considers a variety of factors, any one or more of which may be determinative. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and new or innovative products, services or processes. In assessing a security's value in comparison to its current price the Investment Manager analyzes such measurements as price to earnings ratio, price to cash flow ratio, price to book value ratio, price to replacement cost ratio and price to private market value ratio.

   The equity securities in which the Fund will invest consist of common and preferred stocks, convertible securities (e.g., preferred stock, bonds and debentures) and warrants. Preferred stocks are stocks which have preferences, such as payment of dividends, over common stocks; debentures are debt securities subject to protective covenants such as the maintenance of minimum financial conditions; convertible securities are securities which may be converted into different securities, such as a preferred stock being converted into a common stock; and warrants are rights to acquire other securities. The Fund anticipates that more than half of the total value, at the time of investment, of the equity securities held by the Fund will be included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or listed on a major securities exchange.

   Under normal circumstances, the Fund expects to be fully invested in equity securities as described above. However, the Fund may, consistent with its investment objective, also invest at any time up to 35% of its total assets in other equity and debt securities, such as those issued by larger capitalization, more mature, or special situation companies, and U.S. Government securities. A special situation company is one which, because of unique circumstances such as, for example, a particular business niche it fills, is an attractive investment even though it is not a small capitalization issuer. The Fund will generally purchase investment grade debt securities (i.e., rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality; bonds rated Baa by Moody's, or equivalent, may have speculative characteristics. The Fund may, however, invest up to 5% of its total assets in debt securities rated as low as C by S&P and Moody's. The debt securities, which may have differing maturities and fixed or floating interest rates, generally will be U.S. Government securities or issued by larger capitalization issuers. For more information on debt ratings and the risks of lower rated debt securities, see the Statement of Additional Information.

   Because the Fund invests primarily in small capitalization companies, an investment in the Fund involves greater than average risks and the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in larger, more established companies. Securities held by the Fund, particularly those traded over-the-counter, may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole. The issuers of over-the-counter securities may have limited product lines, markets and financial resources, may be dependent on entrepreneurial management, typically reinvest most of their net income in the enterprise and typically do not pay dividends.

Other Investments and Risk Considerations

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   The Fund may, subject to certain percentage limitations below, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies; such instruments are commonly known as derivatives because they derive their value from underlying assets, such as the securities on which they are based. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such derivative positions for nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may also invest in derivatives through various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such derivatives. These swap arrangements include interest rate swaps, currency swaps and index swaps. For a more detailed discussion of derivatives, see the Statement of Additional Information. The Fund may also enter into repurchase agreements, reverse repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. See the Statement of Additional Information.

   The Fund may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

   The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. An actual portfolio turnover rate of 100% or more may result in greater transaction costs, relative to other funds in general, and may have tax and other consequences as well. See the Statement of Additional Information.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations), if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund; or
(b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry as set forth in the Statement of Additional Information.

   The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is less.

   Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's total assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of the Fund's total assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.

   For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

   The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional
Information: U.S. Government securities (including STRIPS, as defined below), custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding unsecured debt issue rated at least "A" by S&P or Moody's). Under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program, the principal and interest components of selected U.S. Government securities are traded independently. Custodial receipts are instruments that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds and are known by various names, including "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). See the Statement of Additional Information.

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 23 below.

The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application. Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $25,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

  ABA #011000028
  State Street Bank and Trust Company
  Boston, MA
  BNF = State Street Research Aurora Fund and class of shares (A, B, C or D) AC = 99029761
  OBI = Shareholder Name
        Shareholder Account Number
        Control #K (assigned by State Street
        Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                         Class of Shares
                             --------------------------------------
                                  A          B       C        D
                              ---------  ---------  ---------------
Minimum Initial Investment
 By Wire                       $25,000    $25,000    (a)   $25,000
 IRAs                          $ 2,000    $ 2,000    (a)   $ 2,000
 By Investamatic               $10,000    $10,000    (a)   $10,000
 All other                     $25,000    $25,000    (a)   $25,000
Minimum Subsequent Investment
 By Wire                       $ 5,000    $ 5,000    (a)   $ 5,000
 IRAs                          $ 1,000    $ 1,000    (a)   $ 1,000
 By Investamatic               $    50    $    50    (a)   $    50
 All other                     $    50    $    50    (a)   $    50

(a) Special conditions apply; contact the Distributor.

   The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

   As described in greater detail below, dealers are paid differing amounts of commissions and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                               CLASS A                  CLASS B           CLASS C            CLASS D
                      ------------------------  ----------------------- ------------  -----------------------
Sales Charges         Initial sales            Contingent deferred      None         Contingent deferred
                      charge at time of        sales charge of 5%                    sales charge of 1%
                      investment of up         to 2% applies to                      applies to any shares
                      to 4.5% depending        any shares redeemed                   redeemed within one
                      on amount of             within first five years               year following
                      investment               following their                       their purchase
                                               purchase; no
                                               contingent deferred
                                               sales charge
                                               after five years

                      On investments of
                      $1 million or more, no
                      initial sales charge;
                      but contingent
                      deferred sales
                      charge of 1% applies
                      to any shares
                      redeemed within
                      one year following
                      their purchase

Distribution Fee      None                     0.75% for first          None         0.75% each year
                                               eight years;
                                               Class B shares
                                               convert auto-
                                               matically to
                                               Class A shares
                                               after eight years

Service Fee           0.25% each year          0.25% each year          None         0.25% each year

Initial Commission    Above described          4%                       None         1%
Received by Selling   initial sales charge
Dealers               less 0.25% to 0.50%
                      retained by
                      Distributor

                      On investments of
                      $1 million or more,
                      0.25% to 1% paid
                      to dealer by
                      Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of Fund shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.

   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers who have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.

Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.

                             Sales        Sales
                            Charge        Charge
                            Paid by      Paid by          Dealer
                           Investor      Investor       Concession
      Dollar Amount         As % of      As % of          As % of
       of Purchase         Purchase     Net Asset        Purchase
       Transaction           Price        Value            Price
Less than $100,000           4.50%         4.71%            4.00%
$100,000 or above but
  less than $250,000         3.50%         3.63%            3.00%
$250,000 or above but
  less than $500,000         2.50%         2.56%            2.00%
$500,000 or above but
  less than
  $1 million                 2.00%         2.04%            1.75%
$1 million and above                                        See following
                                0%            0%            discussion

   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized dealer a commission based on the aggregate of such sales as follows:

 Amount of Sale                   Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%

   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                           Contingent Deferred Sales
                           Charge As A Percentage Of
Redemption During               Net Asset Value
-----------------------  ------------------------------
1st Year Since Purchase                5%
2nd Year Since Purchase                4%
3rd Year Since Purchase                3%
4th Year Since Purchase                3%
5th Year Since Purchase                2%
6th Year Since Purchase and
 Thereafter                            None

   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

   In general, Class C shares are only available for new investments by certain large institutions and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.

   Class C shares may be issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued at the last reported sale price as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less that have a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

   Class      Service Fee      Distribution Fee
---------- ---------------- ----------------------
     A           0.25%               None
     B           0.25%               0.75%
     C           None                None
     D           0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares. The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

      (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

      (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

      (c) All income dividends and capital gains distributions in cash.

      (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

   The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures must be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed.

   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

The Fund commenced operations in February 1995 as an additional series of State Street Research Capital Trust, a Massachusetts business trust, formed in 1988. The Fund was originally known as State Street Research Small Capitalization Value Fund, and changed its name to State Street Research
Aurora Fund in 1996. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission 1940 Act as an open-end management investment company. The fiscal year end of the Fund is September 30.

Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

As of December 31, 1996, Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 99.8%, 99.9% and 99.8% of the outstanding Class B, Class C and Class D shares of the Fund, respectively, and may be deemed to be in control of such shares as "control" is defined in the 1940 Act. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees. The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.85% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than that charged by most mutual funds, but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Fund also incurs expenses payable to various states in connection with the offer and sale of the Fund's shares, and expenses for legal, custodian and transfer agent services, among other costs. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

The Fund is managed by Rudolph K. Kluiber. Mr. Kluiber has managed the Fund since its inception. Mr. Kluiber's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses). The Fund declares dividends from net investment income and distributions of net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value on the record date of that dividend or distribution, except in the case of shareholders who elect a different available distribution method.

   The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends- received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income consists of qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long- term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if State Street Bank and Trust Company, the Fund's transfer agent, is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the NASDAQ Composite Average, Small Stock Index, Russell 2000 Value Index, Russell 2000 Index, Russell 2000 Growth Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Small Company Growth Funds average, compiled by Lipper

Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.

   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.

   The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of management fees or assumption of expenses by the Fund's affiliates will also increase performance results.

   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

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